Exhibit 10.43

EXECUTION COPY

SUCCESSION AGREEMENT

This Agreement is entered into as of December 22, 2003, by and between General Motors Corporation, a Delaware corporation (“Predecessor”), and Hughes Electronics Corporation, a Delaware corporation (“Successor”).

Capitalized terns used and not otherwise defined herein shall have the meanings set forth in the First Amended and Restated Registration Rights Agreement, dated as of March 12, 2003 (the “Registration Agreement”), by and among Predecessor and United States Trust Company of New York, as trustee (the “Hourly Pension Plan Trustee”) of the General Motors Special Hourly Employees Pension Trust established under the General Motors Hourly-Rate Employees Pension Plan (the “Hourly Pension Plan”), for the account of and on behalf of the Hourly Pension Plan, United States Trust Company of New York, as trustee (the “Salaried. Pension Plan Trustee”) of the General Motors Special Salaried Employees Pension Trust established under the General Motors Retirement Program for Salaried Employees (the “Salaried Pension Plan”) for the account of and on behalf of the Salaried Pension Plan, and United States Trust Company of New York, as a trustee (the “VEBA Trustee”) of the Sub-Trust of the General Motors Welfare Benefit Trust established under the General Motors Welfare Benefit Trust, a voluntary employees’ beneficiary association trust established to fund certain collectively bargained hourly retiree health care benefits under the General Motors Health Care Program for Hourly Employees and certain collectively bargained hourly retiree life insurance benefits under the General Motors Life and Disability Benefits Program for Hourly Employees and such benefits under other applicable collectively bargained welfare plans (the “VEBA”), for the account of and on behalf of the VEBA.

WHEREAS, Predecessor is currently the issuer of the securities referred to as the “Registrable Securities” and “Class H Common Stock” in the Registration Agreement and generally has the rights and the obligations of Issuer under the Registration Agreement; and

WHEREAS, pursuant to the split-off of Successor from Predecessor (the “Transaction”), shares of Class H Common Stock shall be exchanged for shares of common stock, $0.01 par value per share, of Successor (the “Successor Securities”), effective as of the date hereof (the “Exchange Date”); and

WHEREAS, the Registration Agreement contemplates that in the event of a transaction such as the Transaction, Successor shall generally succeed to the rights and obligations of Issuer under the Registration Agreement; and

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Predecessor and Successor hereby agree as follows:

1.	Succession.

(a) Subject to Section I (c) below, effective as of the Exchange Date, all rights, obligations and restrictions with respect to .shares of Class H Common Stock (including Registrable Securities) set forth in the Registration Agreement shall apply to the Successor Securities.

(b) Subject to Section 1 (c) below, effective as of the Exchange Date, Successor shall be bound by the Registration Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in the Registration Agreement, all references to Issuer therein shall thereafter be deemed to be references to Successor, and Predecessor shall be released from all obligations under the Registration Agreement.

(c) Notwithstanding subsections (a) and (b) above, (i) all rights and obligations in Sections l(a) through l(e) of the Registration Agreement shall remain rights and obligations of Predecessor and (ii) Predecessor shall not be released from any obligations under Section 10 of the Registration Agreement with respect to any registration of securities issued by Predecessor.

2.	Cooperation. Predecessor and Successor shall take such further action, and execute such additional documents, as may be reasonably requested by either party in order to carry out the purposes of this Agreement.

3.	Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

* * * * *

IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Succession Agreement on the date first above written.

GENERAL MOTORS CORPORATION

By:	/s/
Name:	Warren G. Andersen
Title:	Assistant General Counsel

HUGHES ELECTRONICS CORPORATION

By:	/s/
Name:	Larry D. Hunter
Title:	Senior Vice President and
General Counsel

IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this First Amended and Restated Registration Rights Agreement on the date first above written.

GENERAL MOTORS CORPORATION

By:	/s/
Name:	Walter G. Borst
Title:	Treasurer

GENERAL MOTORS SPECIAL HOURLY EMPLOYEES PENSION TRUST

By:	United States Trust of
New York, as Trustee

By:	/s/
Name:	Norman P. Goldberg
Title:	Authorized Agent

GENERAL MOTORS SPECIAL SALARIED EMPLOYEES PENSION TRUST

By:	United States Trust of
New York, as Trustee

By:	/s/
Name:	Norman P. Goldberg
Title:	Authorized Agent

SUB-TRUST OF THE GENERAL MOTORS WELFARE BENEFIT TRUST

By:	United States Trust of
New York, as Trustee

By:	/s/
Name:	Norman P. Goldberg
Title:	Authorized Agent